April 10, 2024

FullerThaler Behavioral Small-Cap Equity Fund A Shares – FTHAX C Shares – FTYCX Investor Shares – FTHNX Institutional Shares – FTHSX R6 Shares – FTHFX	FullerThaler Behavioral Unconstrained Equity Fund A Shares – FTZAX C Shares – FTZCX Investor Shares – [*] Institutional Shares – FTZIX R6 Shares – FTZFX

FullerThaler Behavioral Small-Cap Growth Fund A Shares – FTXAX C Shares – FTXCX Investor Shares – FTXNX Institutional Shares – FTXSX R6 Shares – FTXFX	FullerThaler Behavioral Small-Mid Core Equity Fund A Shares – FTSAX C Shares – [*] Investor Shares – [*] Institutional Shares – FTSIX R6 Shares – [*]

FullerThaler Behavioral Mid-Cap Value Fund A Shares – FTVAX C Shares – FTVCX Investor Shares – FTVNX Institutional Shares – FTVSX R6 Shares – FTVZX	FullerThaler Behavioral Micro-Cap Equity Fund A Shares – [*] C Shares – [*] Investor Shares – [*] Institutional Shares – FTMSX R6 Shares – [*]

FullerThaler Behavioral Mid-Cap Equity Fund

A Shares – [*]

C Shares – [*]

Institutional Shares – FTHMX

R6 Shares – [*]

Each a series of the Capitol Series Trust (the “Trust”)

* Shares listed above denoted with [*] will be registered and offered for sale at a later date.

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information,
of the FullerThaler Behavioral Small-Cap Equity Fund, FullerThaler Behavioral Small-Cap
Growth Fund, FullerThaler Behavioral Mid-Cap Value Fund, FullerThaler Behavioral
Unconstrained Equity Fund, FullerThaler Behavioral Small-Mid Core Equity Fund,
FullerThaler Behavioral Micro-Cap Equity Fund and FullerThaler Behavioral Mid-Cap Equity Fund,
Each Dated January 29, 2024

(collectively, the “FullerThaler Funds”)

I.	Update to the Summary Prospectus and Prospectus with Regard to the FullerThaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”)

Fuller & Thaler Asset Management, Inc., adviser of the Mid-Cap Value Fund (the “Adviser” or “FullerThaler”), has agreed to contractually waive its management fee of 0.75% for all share classes of the Mid-Cap Value Fund so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the FullerThaler Funds dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025. Accordingly, the Mid-Cap Value Fund’s Fees and Expenses Table and Expense Example on pages 1 and 2 of the Summary Prospectus and pages 21 through 23 of the Prospectus is revised as set forth below.

Fees and Expenses of the Mid-Cap Value Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C	Investor	Institutional	R6
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C	Investor	Institutional	R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%(1)	0.74%(1)	0.74%(1)	0.74%(1)	0.74%(1)
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.21%(2)(3)	0.08%	0.25%(2)	0.22%(2)	0.08%
Total Annual Fund Operating Expenses	1.20%	1.82%	1.24%	0.96%	0.82%
Expense Reductions(4)	(0.00)%	(0.12)%	(0.09)%	(0.17)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reductions(4)	1.20%	1.70%	1.15%	0.79%	0.69%

(1)	FullerThaler has agreed to contractually waive its management fee of 0.75% for all share classes of the Mid-Cap Value Fund so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the Fund dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025. See Footnote (4) below.

(2)	The Capitol Series Trust (the “Trust”) has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.
(3)	Other Expenses for Class A Shares of the Fund have been adjusted to include estimated recoupment of 0.01%.
(4)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.79%, and 0.69% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.20%, 1.70%, 1.15%, 0.90% and 0.75% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$690	$934	$1197	$1946
C Shares	$173	$561	$974	$2127
Investor Shares	$117	$385	$672	$1492
Institutional Shares	$81	$289	$514	$1163
R6 Shares	$70	$249	$442	$1001

II.	Update to the Summary Prospectus and Prospectus with Regard to the FullerThaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”)

FullerThaler, Adviser of the Small-Mid Core Equity Fund, has agreed to contractually waive its management fee of 0.80% for all share classes of the Small-Mid Core Equity Fund so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the FullerThaler Funds dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025. Accordingly, the Small-Mid Core Equity Fund’s Fees and Expenses Table and Expense Example on pages 1 and 2 of the Summary Prospectus and pages 43 through 45 of the Prospectus is revised as set forth below.

Fees and Expenses of the Small–Mid Core Equity Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations of this Prospectus. More information about these and other discounts is available from your financial intermediary and as described under “CLASSES OF SHARES” in this Prospectus. No initial sales charge is assessed on aggregated purchases of $1 million or more in all FullerThaler Funds. You are also eligible for a discount on A Shares sales charges beginning with a minimum purchase of $50,000. The Fund also permits you to reduce the front-end sales charge you pay on A Shares by exercising your Rights of Accumulation or Letter of Intent privileges with respect to your investments in FullerThaler Funds, as described under “CLASSES OF SHARES – A Shares” in this Prospectus.

	Share Class
	A	C(1)	Investor(1)	Institutional	R6(1)
Shareholder Fees (fees paid directly from your investments)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	1.00%	1.00%	None	None	None

	Share Class
	A	C(1)	Investor(1)	Institutional	R6(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%(2)	0.74%(2)	0.74%(2)	0.74%(2)	0.74%(2)
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	0.57%(3)	0.49%	0.69%(3)	0.55%(3)	0.49%
Total Annual Fund Operating Expenses	1.56%	2.23%	1.68%	1.29%	1.23%
Expense Reductions(4)	(0.30)%	(0.47)%	(0.47)%	(0.42)%	(0.46)%
Total Annual Fund Operating Expenses After Expense Reductions(4)	1.26%	1.76%	1.21%	0.87%	0.77%

(1)	The Fund’s C Shares, Investor Shares and R6 Shares have been approved by the Capitol Series Trust’s (the “Trust”) Board of Trustees but are not yet available for purchase and are not being offered at this time. The Fund’s C Shares, Investor Shares, and R6 Shares will be offered for sale at a later date. Because the Fund’s C Shares, Investor Shares and R6 Shares have no operating history, ‘Other Expenses’ for these share classes are based on estimated expenses for the current fiscal year.

(2)	FullerThaler has agreed to contractually waive its management fee of 0.80% for all share classes of the Small-Mid Core Equity Fund so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the Fund dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025. See Footnote (4) below.
(3)	The Trust has adopted an Administrative Services Plan (the “Services Plan”) for A Shares, Investor Shares, and Institutional Shares of the Funds. The Services Plan allows the A Shares, Investor Shares and Institutional Shares of the Fund to pay service organizations for the provision of certain administrative, recordkeeping and other non-distribution related shareholder services to A Share, Investor Share and Institutional Share shareholders. The Services Plan permits the Fund to make service fee payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its A Shares and up to 0.20% of the Fund’s average daily net assets attributable to its Investor Shares or Institutional Shares. “Other Expenses” reported in the table above for A Shares, Investor Shares and Institutional Shares include an allocation of up to 0.03% of this services fee payable to the Fund’s investment adviser, Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) for certain non-distribution related shareholder services that it provides pursuant to a Shareholder Services Agreement between the Trust and FullerThaler adopted pursuant to the Services Plan. This Shareholder Services Agreement and fee allocation to FullerThaler were authorized by the Board of Trustees (the “Board”) of the Trust pursuant to the Services Plan in March 2023, and is in effect for the Fund. For additional information regarding the Services Plan, refer to “Service Fees – A Shares, Investor Shares and Institutional Shares” in the Fund’s prospectus.
(4)	Effective January 29, 2024, FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses do not exceed 1.26%, 1.76%, 1.21%, 0.87% and 0.77% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2025. Prior to January 29, 2024, the Fund’s total annual operating expenses were contractually limited to 1.26%, 1.76%, 1.21%, 0.93% and 0.83% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example:

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Example: Assuming you redeem your shares at the end of each period

Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$696	$1012	$1349	$2301
C Shares	$179	$652	$1152	$2528
Investor Shares	$123	$484	$868	$1948
Institutional Shares	$89	$368	$667	$1520
R6 Shares	$79	$345	$631	$1448

III.	Updates to the Prospectus for the FullerThaler Funds

The following disclosure is substituted for the Section titled “Liquidity Program” on pages 85 and 86 of the Funds’ Prospectus:

ReFlow Auction Program

The Funds may participate in an alternative liquidity program offered by ReFlow Fund, LLC (“ReFlow”). ReFlow operates an auction program over the Internet (the “Auction Program”) through which it makes an alternative source of capital available to participating Funds to allow the participating funds to satisfy some or all of their daily redemption requests. This program is designed to provide an alternative liquidity source to participating funds on days where redemptions of fund shares exceed purchases of fund shares (“net redemptions”). With respect to each Fund, net redemptions may or may not include redemption requests from accounts that are affiliated with the Adviser. ReFlow makes the Auction Program available to eligible funds on an investment–blind basis, meaning that, consistent with the terms of the Auction Program, ReFlow stands ready to buy shares of participating funds that submit successful bids, and later redeem such shares, without regard to such participating funds’ investment objectives, investment strategies, or performance. ReFlow will not be subject to any investment minimums applicable to such shares. ReFlow will provide money to participating funds that submit successful bids in the auction by purchasing shares of the Funds. There is no assurance in participating in such a program either that the Funds will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Funds’ needs. Following purchases of Fund shares, ReFlow then generally redeems those shares either when the Fund experiences net sales, or at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

To use the ReFlow service, a participating fund pays a fee to ReFlow each time ReFlow purchases Fund shares. This fee is calculated by applying to the purchase amount a fee rate determined through an automated daily auction among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Funds’ short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. If ReFlow’s position comes to exceed 3% of the outstanding voting securities of a Fund as a matter of market appreciation, ReFlow will not be permitted to acquire any additional shares of the Fund until its percentage ownership drops below the 3% threshold, and even then will be constrained to not exceed the 3% limit with the subsequent purchases. ReFlow’s investments in the Fund in connection with the ReFlow Auction Program are not subject to the “Policy on Market Timing” described in the “How to Redeem Shares” section in this Prospectus, nor are they subject to the requirement described in the second paragraph under the heading “How to Redeem Shares” that states if the amount that a shareholder redeems during any 90-day period is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund will redeem the lesser of $250,000 or 1% of the Fund’s NAV in cash.

The Adviser believes that the ReFlow Auction Program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. The Funds are designed to be tax-efficient where possible, and participating in ReFlow’s Auction program is an important component to achieving such efficiencies -- largely through redemption-in-kind transactions with ReFlow of appreciated securities with significant unrealized gains, as described herein.

After it has invested in a Fund to provide the Fund with liquidity to meet its net redemption needs and has received shares of the Fund in return for its investment, ReFlow within a specified time will redeem its entire share position in a Fund associated with such investment and may request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under the “How to Redeem Shares – Additional Information” section of this Prospectus. When ReFlow redeems in-kind, it is anticipated that the use of the ReFlow program will reduce a Fund’s realization of capital gains, particularly in situations where ReFlow requests that such redemption be met in kind with an in-kind redemption of securities recommended by the Adviser to manage and improve the tax efficiency of a particular Fund. The Adviser’s recommendation of securities to be included for such in-kind redemptions to ReFlow will typically be securities with high unrealized gain positions. In such transactions, the ReFlow in-kind redemption may achieve the same result that in-kind transactions by authorized participants achieve for exchange traded funds – little to no capital gains are realized by the Fund for such transactions.

When a Fund redeems securities in-kind to ReFlow, because of potential adverse tax consequences to the Fund that might result if the Adviser were to repurchase securities of any the same issuers on the same day that the redemption-in-kind occurred, the Adviser will wait a minimum of two trading days before effecting such a trade, if it chooses to do so at all. During the time period between the redemption-in-kind and a subsequent repurchase of any such securities, the Fund’s portfolio might differ slightly from other FullerThaler accounts managed in the same strategy, and the Fund’s performance may also differ from such other accounts, either better or worse.

Risks Associated with the ReFlow Auction Program

Although the Adviser intends to utilize the ReFlow Auction Program to improve the tax efficiency of the Funds, there can be no assurance that the Adviser will be able to achieve that objective because of the following risks:

1.	The Adviser may not be successful in its bid to participate in the ReFlow Auction, which involves a competitive bidding process. Because of this, a Fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities and may be required to sell portfolio securities for cash to meet the redemption requests. Such cash transactions may result in increased brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. In addition, such transactions would potentially subject Fund shareholders to tax liability on long-term and/or short-term capital gains that they would not otherwise have been subject to and/or at an earlier date than expected if the Fund had effected such redemptions wholly on an in-kind basis. Any taxable distributions shareholders receive will normally be taxable to them when they receive them, irrespective of whether they have elected to reinvest dividends or capital gain distributions or receive them in cash. In addition, if investors buy shares of a Fund when the Fund has realized but not yet distributed income or capital gains, they will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distributions investors receive will normally be taxable to them when they receive them. As an alternative to or in addition to selling portfolio securities to meet redemption requests, each Fund may utilize redemption credit facilities that are in place to meet redemption requests, in whole or in part. The use such facilities would also result in the Fund bearing increased loan-related costs that will be passed through to Fund shareholders.

2.	The effectiveness of the ReFlow Auction Program to lessen or eliminate a Fund’s exposure to capital gains tax liability may be diminished for large funds with consistently strong performance, long-term investors, large unrealized gain positions, and a relatively stable portfolio. The effectiveness of the ReFlow Auction program in reducing capital-gains tax liability exposure is entirely dependent on there being net redemptions on any given trading day. To the extent that a Fund has the characteristics described above, such days may be infrequent. Moreover, if the net redemptions on a particular day constitutes only a small percentage of the appreciated securities in a Fund, the positive tax consequences of the in-kind redemption will inure only with respect to the small portion of the Fund’s securities that are included in the in-kind redemption (likely those with greatest unrealized gain positions) and may not appreciably affect the tax efficiency of the Fund overall. Finally, in the event that a Fund with such characteristics has large scale net redemptions, the ReFlow program might be less effective than normally anticipated in lessening the Fund’s realized capital gains tax exposure because the ReFlow program itself, while large, is cash constrained and subject to a competitive bidding process (which likely would also be more expensive in volatile markets with increased redemption activity across the fund industry).

The second paragraph of the Section entitled “HOW TO REDEEM SHARES” on pages 106 of the Funds’ Prospectus is replaced with the following:

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. The redemption minimum by wire transfer is $1,000. The redemption minimum by ACH is $100. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. Other than redemption in-kind transactions effected under the ReFlow Auction Program, the Funds do not intend regularly to redeem shares in any form except cash. However, if the amount that you as a single shareholder redeem during any 90-day period exceeds the lesser of $250,000 or 1% of a Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. For additional information regarding redemptions in kind, please refer to the sub-section below titled “Additional Information.”

The Annual Management Fee table and paragraph immediately following the table, is updated as set forth below in the section titled “Additional Information About Management of the Funds” on page 115 of the Prospectus:

Fund	Annual Management Fee
Small-Cap Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Mid-Cap Value Fund	0.74%*
Unconstrained Equity Fund	0.85%
Small-Mid Core Equity Fund	0.74%*
Micro-Cap Equity Fund	1.45%
Mid-Cap Equity Fund	0.75%

*	FullerThaler has agreed to contractually waive its management fee of 0.75% and 0.80% for all share classes of the Mid-Cap Value Fund and Small-Mid Core Equity Fund, respectively, so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the FullerThaler Funds dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025.

IV.	Updates to Appendix A to the FullerThaler Funds’ Prospectus

The following disclosures are added to Appendix A to the Prospectus for the FullerThaler Funds:

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the FullerThaler Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

●	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the FullerThaler Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

○	The redemption and repurchase occur in the same account.

○	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

●	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

●	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

●	Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.

●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).

●	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where Edward Jones initiates the transaction.

●	Shares exchanged in an Edward Jones fee-based program.

●	Shares acquired through NAV reinstatement.

●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250

●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

○	A fee-based account held on an Edward Jones platform

○	A 529 account held on an Edward Jones platform

○	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Stifel, Nicolaus & Company, Incorporated and its broker dealer affiliates

Effective April 1, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

CLASS A SHARES

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

●	Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of the FullerThaler Funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

●	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

●	Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) shares of the same Fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

●	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	All other sales charge waivers and reductions described elsewhere in the Funds’ Prospectus or SAI still apply.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

●	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

Share Class Conversions in Advisory Accounts

●	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Janney Montgomery Scott, LLC (“Janney”): If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*	Also referred to as an “initial sales charge.”

V.	Updates to the Statement of Additional Information (“SAI”)

The entire section titled “GG. ReFlow Program” on pages 39 and 40 of the Funds’ SAI is replaced with the following:

GG. ReFlow Auction Program

The Funds may participate in an alternative liquidity program offered by ReFlow Fund, LLC (“ReFlow”). ReFlow operates an auction program over the Internet (the “Auction Program”) through which it makes an alternative source of capital available to participating Funds to allow the participating Funds to satisfy some or all of their daily redemption requests. This program is designed to provide an alternative liquidity source to participating funds on days where redemptions of Fund shares exceed purchases of Fund shares (“net redemptions”). With respect to each Fund, net redemptions may or may not include redemption requests from accounts that are affiliated with the Adviser. ReFlow makes the Auction Program available to eligible funds on an investment–blind basis, meaning that, consistent with the terms of the Auction Program, ReFlow stands ready to buy shares of participating Funds that submit successful bids, and later redeem such shares, without regard to such participating Funds’ investment objectives, investment strategies, or performance. ReFlow will not be subject to any investment minimums applicable to such shares. ReFlow will provide money to participating Funds that submit successful bids in the auction by purchasing shares of the Funds. There is no assurance in participating in such a program either that the Funds will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Funds’ needs. Following purchases of Fund shares, ReFlow then generally redeems those shares either when the Fund experiences net sales, or at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

To use the ReFlow service, a participating Fund pays a fee to ReFlow each time ReFlow purchases Fund shares. This fee is calculated by applying to the purchase amount a fee rate determined through an automated daily auction among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Funds’ short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. If ReFlow’s position comes to exceed 3% of the outstanding voting securities of a Fund as a matter of market appreciation, ReFlow will not be permitted to acquire any additional shares of the Fund until its percentage ownership drops below the 3% threshold, and even then will be constrained to not exceed the 3% limit with the subsequent purchases. ReFlow’s investments in the Fund in connection with the ReFlow Auction Program are not subject to the “Policy on Market Timing” described in the “How to Redeem Shares” section in the Funds’ Prospectus, nor are they subject to the requirement described in the second paragraph under the heading “How to Redeem Shares” in the Funds’ Prospectus that states if the amount that a shareholder redeems during any 90-day period is over the lesser of $250,000 or 1% of a Fund’s NAV, the Fund will redeem the lesser of $250,000 or 1% of the Fund’s NAV in cash.

The Adviser believes that the ReFlow Auction Program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. The Funds are designed to be tax-efficient where possible, and participating in ReFlow’s Auction Program is an important component to achieving such efficiencies -- largely through redemption-in-kind transactions with ReFlow of appreciated securities with significant unrealized gains, as described herein.

After it has invested in a Fund to provide the Fund with liquidity to meet its net redemption needs and has received shares of the Fund in return for its investment, ReFlow within a specified time will redeem its entire share position in a Fund associated with such investment and may request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under the “How to Redeem Shares – Additional Information” section of this Prospectus. When ReFlow redeems in-kind, it is anticipated that the use of the ReFlow program will reduce a Fund’s realization of capital gains, particularly in situations where ReFlow requests that such redemption be met in kind with an in-kind redemption of securities recommended by the Adviser to manage and improve the tax efficiency of a particular Fund. The Adviser’s recommendation of securities to be included for such in-kind redemptions to ReFlow will typically be securities with high unrealized gain positions. In such transactions, the ReFlow in-kind redemption may achieve the same result that in-kind transactions by authorized participants achieve for exchange traded funds – little to no capital gains are realized by the Fund for such transactions.

When a Fund redeems securities in-kind to ReFlow, because of potential adverse tax consequences to the Fund that might result if the Adviser were to repurchase securities of any the same issuers on the same day that the redemption-in-kind occurred, the Adviser will wait a minimum of two trading days before effecting such a trade, if it chooses to do so at all. During the time period between the redemption-in-kind and a subsequent repurchase of any such securities, the Fund’s portfolio might differ slightly from other FullerThaler accounts managed in the same strategy, and the Fund’s performance may also differ from such other accounts, either better or worse.

Risks Associated with the ReFlow Auction Program

Although the Adviser intends to utilize the ReFlow Auction Program to improve the tax efficiency of the Funds, there can be no assurance that the Adviser will be able to achieve that objective because of the following risks:

(1)	The Adviser may not be successful in its bid to participate in the ReFlow Auction, which involves a competitive bidding process. Because of this, a Fund may be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities and may be required to sell portfolio securities for cash to meet the redemption requests. Such cash transactions may result in increased brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. In addition, such transactions would potentially subject Fund shareholders to tax liability on long-term and/or short-term capital gains that they would not otherwise have been subject to and/or at an earlier date than expected if the Fund had effected such redemptions wholly on an in-kind basis. Any taxable distributions shareholders receive will normally be taxable to them when they receive them, irrespective of whether they have elected to reinvest dividends or capital gain distributions or receive them in cash. In addition, if investors buy shares of a Fund when the Fund has realized but not yet distributed income or capital gains, they will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distributions investors receive will normally be taxable to them when they receive them. As an alternative to or in addition to selling portfolio securities to meet redemption requests, each Fund may utilize redemption credit facilities that are in place to meet redemption requests, in whole or in part. The use such facilities would also result in the Fund bearing increased loan-related costs that will be passed through to Fund shareholders.

(2)	The effectiveness of the ReFlow Auction Program to lessen or eliminate a Fund’s exposure to capital gains tax liability may be diminished for large funds with consistently strong performance, long-term investors, large unrealized gain positions, and a relatively stable portfolio. The effectiveness of the ReFlow Auction Program in reducing capital-gains tax liability exposure is entirely dependent on there being net redemptions on any given trading day. To the extent that a Fund has the characteristics described above, such days may be infrequent. Moreover, if the net redemptions on a particular day constitutes only a small percentage of the appreciated securities in a Fund, the positive tax consequences of the in-kind redemption will inure only with respect to the small portion of the Fund’s securities that are included in the in-kind redemption (likely those with greatest unrealized gain positions) and may not appreciably affect the tax efficiency of the Fund overall. Finally, in the event that a Fund with such characteristics has large scale net redemptions, the ReFlow program might be less effective than normally anticipated in lessening the Fund’s realized capital gains tax exposure because the ReFlow program itself, while large, is cash constrained and subject to a competitive bidding process (which likely would also be more expensive in volatile markets with increased redemption activity across the fund industry).

For the fiscal year ended September 30, 2023, the following Funds utilized ReFlow as set forth below. As the Mid-Cap Equity Fund commenced operations on October 2, 2023, the Fund did not utilize ReFlow for the fiscal year ended September 30, 2023.

	Utilization of ReFlow for the Fiscal Year Ended September 30, 2023
Fund	ReFlow Purchased Shares	ReFlow Amount	ReFlow Service Fees Paid	ReFlow Fees As a % of Total Net Assets
Small-Cap Equity Fund	3,620,857	$129,559,978	$245,197	0.004%
Small-Cap Growth Fund	636,265	20,240,586	42,325	0.021%
Mid-Cap Value Fund	1,681,304	45,211,975	65,661	0.016%
Unconstrained Equity Fund	324,432	11,200,284	17,216	0.040%
Small-Mid Core Equity Fund	383,554	12,637,657	10,523	0.037%
Micro-Cap Equity Fund	35,551	814,072	1,321	0.008%

The Board of Trustees of the Trust has approved the use of the ReFlow program on behalf of the Funds in addition to, or in lieu of, borrowing. ReFlow Services LLC, the entity which facilitates the day-to-day operations of ReFlow will provide the Board with reports on a periodic basis regarding the Funds’ usage of the Auction Program, and the Board shall determine annually whether continued participation in the Auction Program is in the best interests of the Funds and their shareholders.

The table disclosing the management fee rate for each Fund immediately following the first paragraph in the section title” “B. Investment Advisory Agreement” on page 43 of the Funds’ SAI is replaced with the following table:

Fund	Management Fee Rate as a % of average daily net assets of the Fund
Small-Cap Equity Fund	0.60%
Small-Cap Growth Fund	0.85%
Mid-Cap Value Fund	0.74%*
Unconstrained Equity Fund	0.85%
Small-Mid Core Equity Fund	0.74%*
Micro-Cap Equity Fund	1.45%
Mid-Cap Equity Fund	0.75%

*	FullerThaler has agreed to contractually waive its management fee of 0.75% and 0.80% for all share classes of the Mid-Cap Value Fund and Small-Mid Core Equity Fund, respectively, so that the management fee for all share classes of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the FullerThaler Funds dated January 29, 2024, as amended March 27, 2024, and expiring on January 31, 2025.

The disclosure for the Secretary of the Trust as found in the Officers Table on page 49 of the Funds’ SAI is replaced with the following:

Tiffany R. Franklin Birth Year: 1975 SECRETARY Began Serving: March 2024

Principal Occupation(s): Manager, Legal Administration, Ultimus Fund Solutions, LLC (April 2024 to present).

Previous Position(s): Senior Paralegal, Ultimus Fund Solutions, LLC (January 2016 to April 2024); Assistant Secretary, Capitol Series Trust (September 2018 to March 2024 and September 2013 to December 2015); Secretary, Capitol Series Trust (December 2015 to September 2018).

The first paragraph in the section titled “Redemption In Kind” on page 66 of the Funds’ SAI is replaced with the following:

REDEMPTION IN KIND

Other than redemption in-kind transactions effected under the ReFlow Auction Program, the Funds intend to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Further Information

For further information, please contact the Funds toll-free at 1-888-912-4562. You may also obtain additional copies of each Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at www.fullerthalerfunds.com.